Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(unaudited: $ in thousands, except account balances)

	March 31,	April 30,	May 31,	June 30,	July 31,	August 31	September 30,	October 31,	November 30,	December 31,	January 31,	February 28,	March 31,
	2004	2004	2004	2004	2004	2004	2004	2004	2004	2004	2005	2005	2005
NETBANK, INC. CONSOLIDATED

Retail customers	254,531	256,238	256,245	257,274	257,448	256,509	253,077	251,928	249,196	249,377	247,163	246,116	244,318
Business customers	19,487	19,573	19,805	19,837	20,098	20,602	19,790	20,958	20,933	21,050	21,271	21,287	26,580
Total customers	274,018	275,811	276,050	277,111	277,546	277,111	272,867	272,886	270,129	270,427	268,434	267,403	270,898

Services per customer (consolidated)	1.75	1.75	1.75	1.75	1.74	1.74	1.74	1.74	1.74	1.75	1.77	1.79	1.81
Services per customer (bank only)	2.23	2.23	2.23	2.23	2.21	2.20	2.23	2.24	2.24	2.26	2.28	2.31	2.32

Total average assets (consolidated)	$4,457,366	$4,541,118	$5,086,771	$5,171,755	$5,332,771	$5,352,072	$4,952,168	$4,627,262	$4,779,833	$4,734,276	$4,654,021	$4,504,199	$4,667,279

BANKING SEGMENT

Online bill pay penetration (accounts > 90 days)	48%	49%	51%	51%	51%	52%	54%	54%	53%	55%	55%	55%	55%
Direct deposit of payroll penetration (accounts > 90 days)	48%	50%	50%	50%	49%	48%	52%	53%	53%	53%	54%	55%	56%

Retail deposits	$2,267,789	$2,219,497	$2,182,126	$2,153,069	$2,306,632	$2,379,358	$2,367,279	$2,326,316	$2,299,561	$2,299,996	$2,207,693	$2,171,962	$2,232,362
Small business deposits	33,162	34,885	37,550	42,641	44,754	54,318	53,713	54,710	57,000	55,120	56,241	55,623	51,741
Other deposits	346,239	402,087	302,062	256,693	231,398	259,702	324,633	277,573	261,077	288,301	228,446	245,156	308,255
Total deposits	$2,647,190	$2,656,469	$2,521,738	$2,452,403	$2,582,784	$2,693,378	$2,745,625	$2,658,599	$2,617,638	$2,643,417	$2,492,380	$2,472,741	$2,592,358

Average retail checking account balance	$2,210	$2,384	$2,365	$2,284	$2,409	$2,331	$2,440	$2,490	$2,483	$2,681	$2,546	$2,649	$2,619
Average retail money market account balance	$15,858	$15,631	$15,667	$15,513	$15,331	$15,169	$15,075	$15,025	$14,810	$14,806	$14,595	$14,695	$14,645
Average retail CD balance	$17,775	$17,673	$17,628	$17,755	$17,658	$17,509	$17,310	$17,158	$17,002	$16,882	$16,655	$16,285	$15,995

Average small business checking account balance	$4,684	$5,335	$5,186	$5,844	$6,472	$7,032	$6,148	$6,747	$7,278	$6,871	$7,040	$6,708	$7,189
Average small business money market account balance	$35,530	$34,232	$36,007	$41,231	$42,316	$53,645	$54,454	$53,307	$54,394	$51,484	$51,440	$50,371	$42,060
Average small business CD balance	$51,582	$51,509	$53,479	$51,108	$48,549	$42,171	$38,643	$36,478	$37,170	$36,739	$31,828	$30,526	$30,932

Indirect Auto Lending–
Number of loans	1,569	1,812	1,965	1,788	2,039	1,296	1,064	1,175	1,296	1,291	1,280	1,005	1,714
Production	$34,251	$40,401	$44,167	$38,982	$45,246	$27,563	$22,533	$23,856	$27,074	$27,981	$27,198	$21,637	$38,543
Weighted Average Note Rate	5.89%	5.78%	5.51%	5.78%	5.80%	6.34%	6.28%	6.39%	6.19%	6.04%	6.34%	6.55%	6.30%

Business Equipment Financing —
Production	$15,443	$15,215	$13,627	$13,647	$15,120	$15,036	$16,707	$14,501	$13,123	$19,214	$12,923	$15,090	$17,884

Servicing Portfolio –
Held for sale MSRs	$475,284	$311,909	$274,165	$173,670	$189,642	$257,065	$275,756	$219,556	$173,414	$193,877	$144,403	$179,178	$201,652
Available for sale MSRs	12,775,835	12,851,438	12,847,063	12,852,809	12,747,454	12,701,630	13,071,921	12,979,099	12,883,131	12,699,935	12,647,191	12,534,408	14,819,452
UPB underlying MSRs	13,251,119	13,163,347	13,121,228	13,026,479	12,937,096	12,958,695	13,347,677	13,198,655	13,056,545	12,893,812	12,791,594	12,713,586	15,021,104
Work-in-process and whole loans	3,340,011	3,505,002	3,708,096	3,751,858	3,759,063	3,856,603	3,231,522	3,134,307	3,030,106	2,834,070	2,611,503	2,497,545	2,624,251
Sold but not transferred	509,969	337,728	477,326	640,132	751,906	475,163	636,924	712,502	741,808	977,563	1,208,194	885,077	1,052,638
Third party subservicing	480,143	472,948	424,615	131,077	126,160	124,612	1,268	1,268	1,280	1,257	1,343	1,406	788
Total loans serviced	$17,581,242	$17,479,025	$17,731,265	$17,549,546	$17,574,225	$17,415,073	$17,217,391	$17,046,732	$16,829,739	$16,706,702	$16,612,634	$16,097,614	$18,698,781

Weighted average note rate	6.04%	5.98%	5.97%	5.97%	6.00%	6.02%	5.98%	5.97%	5.96%	5.96%	5.95%	5.94%	5.94%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	3.23%	3.30%	4.22%	3.99%	4.30%	4.20%	4.83%	5.64%	5.44%	5.54%	5.20%	4.98%	4.29%
Bankruptcy & foreclosure	0.95%	0.94%	0.98%	1.03%	0.98%	1.00%	1.03%	1.15%	1.18%	1.26%	1.33%	1.45%	1.56%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$1,088,709	$1,269,828	$924,084	$831,695	$804,370	$908,524	$827,423	$786,468	$749,956	$812,990	$627,629	$645,390	$873,407
Non-conforming mortgage production	230,743	253,199	252,847	371,784	293,319	275,736	239,504	242,354	251,132	278,965	195,440	191,842	242,901
Total mortgage production	$1,319,452	$1,523,027	$1,176,931	$1,203,479	$1,097,689	$1,184,260	$1,066,927	$1,028,822	$1,001,088	$1,091,955	$823,069	$837,232	$1,116,308

Refinance loans as a% of production	44%	49%	41%	32%	26%	28%	30%	31%	36%	32%	36%	37%	34%

Conforming mortgage sales	$1,369,472	$625,308	$730,916	$1,016,752	$661,691	$792,412	$1,247,442	$628,823	$684,589	$1,042,389	$418,374	$691,228	$910,939
Non-conforming mortgage sales	208,918	200,200	232,494	277,742	370,163	287,556	280,073	226,116	262,474	262,565	269,882	198,554	233,085
Total mortgage sales	$1,578,390	$825,508	$963,410	$1,294,494	$1,031,854	$1,079,968	$1,527,515	$854,939	$947,063	$1,304,954	$688,256	$889,782	$1,144,024

Locked conforming mortgage pipeline	$1,678,698	$1,111,482	$948,601	$1,111,256	$1,219,207	$1,302,306	$1,088,434	$1,084,298	$906,463	$754,876	$822,452	$989,247	$917,450
Application conforming mortgage pipeline	4,067,125	4,198,278	3,974,950	3,520,991	3,361,901	3,347,277	3,250,629	3,152,479	2,982,146	2,709,891	2,772,076	2,977,748	3,169,196
Total conforming mortgage pipeline	$5,745,823	$5,309,760	$4,923,551	$4,632,247	$4,581,108	$4,649,583	$4,339,063	$4,236,777	$3,888,609	$3,464,767	$3,594,528	$3,966,995	$4,086,646

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)	4,949	5,149	5,202	6,469	6,287	6,326	7,809	7,619	7,816	7,779	7,435	7,720	7,695
ATMs (proprietary)	532	543	537	525	542	543	540	548	566	548	501	505	529
Total ATMS Serviced	5,481	5,692	5,739	6,994	6,829	6,869	8,349	8,167	8,382	8,327	7,936	8,225	8,224

Merchant Service Terminals	2,035	2,074	2,133	2,162	2,261	2,286	2,305	2,481	2,511	2,586	2,780	2,806	2,879

Insurance Sales Processing –
Number of policies sold	135	132	162	227	219	197	122	153	148	170	198	135	104
Number of policies in force	721	846	965	1,169	1,363	1,508	1,628	1,776	1,917	2,036	2,153	2,190	2,205

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loans sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.

Monthly Commentary

Attached is the monthly statistical report. It reflects results for March 2005. All comparisons below are on a month-over-month basis, unless noted otherwise.

Highlights/clarifications include:

•      Total customers were up by 3,495 or 1%. The small decline in the retail customer count relates to heightened prepayment activity within our held-for-investment servicing portfolio. This run-off was more than offset by pick up in our small business segment.

•      Average earnings assets grew by $163 million or 4%.

•      Deposits increased by $120 million or 5%. The decline in small business deposits was caused by an outflow of funds in a single account.

•      Our auto lending operation had its best performance in nine months. Its production was up by $16.9 million or 78%.

•      We grew our held-for-investment servicing portfolio by $2.3 billion or 18% through an acquisition. The underlying customer relationships have not been transferred over to us and are not yet reflected in our overall customer count.

•      Conforming mortgage production rose by $228 million or 35%, while conforming sales grew by $220 million or 32%.

•      Non-conforming mortgage production increased by $51 million or 27%, while non-conforming sales climbed by $35 million or 17%.

•      The locked conforming mortgage pipeline was down by $72 million or 7%.

Earnings outlook:

First quarter results remain under pressure. Final earnings will likely fall below the previous quarter’s breakeven performance due to stronger-than-expected impact from: 1) seasonally light conforming and non-conforming mortgage volumes; and 2) non-conforming mortgage margin compression.

The company’s first quarter earnings announcement is scheduled for Wednesday, May 4. Management will issue a press release pre-market and then hold a call for analysts and investors at 10 a.m. EDT. The details for the call are:

Call Title:	NetBank, Inc. Earnings Announcement
Date and Time:	May 4, 10 a.m.
Call Leader:	Douglas K. Freeman
Pass Code:	NetBank
Toll-Free:	888-982-4613
International:	+1-212-287-1615
One-Week Replay:	866-463-4176

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com